Exhibit 99.1

Power Integrations Reports Fourth-Quarter and Full-Year Financial Results

Quarterly revenues increased 32 percent year-over-year to $150.7 million; GAAP earnings were $0.45 per diluted share; non-GAAP earnings were $0.60 per diluted share

Full-year revenues grew 16 percent to $488.3 million; cash flow from operations was $125.6 million; quarterly dividend increases by 18 percent to $0.13 per share

SAN JOSE, Calif.--(BUSINESS WIRE)--February 2, 2021--Power Integrations (Nasdaq: POWI) today announced financial results for the quarter and year ended December 31, 2020. Per-share measures for all periods have been adjusted for the 2:1 stock split effected as a stock dividend in August 2020.

Net revenues for the fourth quarter of 2020 were $150.7 million, up 24 percent compared to the prior quarter and up 32 percent from the fourth quarter of 2019. Net income for the fourth quarter was $27.3 million or $0.45 per diluted share compared to $0.24 per diluted share in the prior quarter and $2.64 per diluted share in the fourth quarter of 2019. Results for the fourth quarter of 2019 included a benefit of $2.39 per diluted share from a patent-litigation settlement. Cash flow from operations for the fourth quarter was $46.4 million.

In addition to its GAAP results, the company provided certain non-GAAP measures that exclude stock-based compensation, amortization of acquisition-related intangible assets and the tax effects of these items. Non-GAAP net income for the fourth quarter of 2020 was $36.4 million or $0.60 per diluted share compared with $0.40 per diluted share in the prior quarter and $2.80 per diluted share in the fourth quarter of 2019 (which included the benefit of $2.39 per share from the litigation settlement). A reconciliation of GAAP to non-GAAP financial results appears at the end of this press release.

Full-year net revenues were $488.3 million, up 16 percent compared to 2019. Net income was $71.2 million or $1.17 per diluted share, compared to $3.24 per diluted share in 2019. Non-GAAP net income for the full year was $103.5 million or $1.70 per diluted share, compared to $3.69 per diluted share in 2019. (Both GAAP and non-GAAP net income for 2019 included a benefit of $2.41 per share from the settlement.) Full-year cash flow from operations for 2020 was $125.6 million.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “Fourth-quarter revenues came in well above our expectations driven by broad-based demand. All four major end-market categories grew at double-digit rates compared to the prior quarter, and distribution sell-through once again exceeded sell-in. We achieved revenue growth of 16 percent in 2020—far above the rate of the analog semiconductor industry—and we are well positioned for continued growth in 2021.”

Power Integrations paid a cash dividend of $0.11 per share on December 31, 2020. The company’s board of directors has increased the quarterly dividend to $0.13 per share, with the next dividend to be paid on March 31, 2021 to stockholders of record as of February 26, 2021.

Financial Outlook

The company issued the following forecast for the first quarter of 2021:

  Revenues are expected to be flat compared to the fourth quarter of 2020, plus or minus five percent.
  GAAP gross margin is expected to be approximately 48 percent, and non-GAAP gross margin is expected to be approximately 49 percent. (The difference between the expected GAAP and non-GAAP gross margins comprises approximately 0.6 percentage points from amortization of acquisition-related intangible assets and 0.4 percentage points from stock-based compensation.)
  GAAP operating expenses are expected to be approximately $44.5 million; non-GAAP operating expenses are expected to be approximately $37.5 million. (Non-GAAP expenses are expected to exclude approximately $6.8 million of stock-based compensation and $0.2 million of amortization of acquisition-related intangible assets.)

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. Members of the investment community can register for the call by visiting the following link: http://www.directeventreg.com/registration/event/4278028. A webcast of the call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets, and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. Non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The above statements regarding the company’s forecast for its first-quarter financial performance and being well-positioned for growth in 2021 are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: the impact of the COVID-19 pandemic on demand for the company’s products, its ability to supply products and its ability to conduct other aspects of its business such as competing for new design wins; changes in global macroeconomic conditions, including changing tariffs and uncertainty regarding trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 7, 2020, and most recent Quarterly Report on Form 10-Q, filed with the SEC on October 29, 2020. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

Power Integrations and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
NET REVENUES	$150,693	$121,129	$114,457	$488,318	$420,669

COST OF REVENUES	76,688	61,560	56,232	244,728	207,267

GROSS PROFIT	74,005	59,569	58,225	243,590	213,402

OPERATING EXPENSES:
Research and development	21,921	20,868	18,298	81,711	73,470
Sales and marketing	14,113	13,442	14,241	53,578	52,720
General and administrative	10,028	10,302	10,634	36,895	37,582
Amortization of acquisition-related intangible assets	216	216	378	919	1,577
Litigation settlement	-	-	(168,969)	-	(168,969)
Total operating expenses	46,278	44,828	(125,418)	173,103	(3,620)

INCOME FROM OPERATIONS	27,727	14,741	183,643	70,487	217,022

OTHER INCOME	630	877	1,852	4,764	5,392

INCOME BEFORE INCOME TAXES	28,357	15,618	185,495	75,251	222,414

PROVISION FOR INCOME TAXES	1,079	798	27,204	4,075	28,946

NET INCOME	$27,278	$14,820	$158,291	$71,176	$193,468

EARNINGS PER SHARE:
Basic	$0.46	$0.25	$2.69	$1.19	$3.31
Diluted	$0.45	$0.24	$2.64	$1.17	$3.24

SHARES USED IN PER-SHARE CALCULATION:
Basic	59,879	59,823	58,854	59,657	58,534
Diluted	61,176	60,852	60,010	60,845	59,632

SUPPLEMENTAL INFORMATION:	Three Months Ended			Twelve Months Ended
	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Stock-based compensation expenses included in:
Cost of revenues	$713	$602	$413	$1,963	$1,237
Research and development	2,942	2,976	2,754	10,378	8,423
Sales and marketing	1,740	1,900	1,602	6,290	5,015
General and administrative	3,468	3,880	3,569	12,281	8,672
Total stock-based compensation expense	$8,863	$9,358	$8,338	$30,912	$23,347

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$799	$799	$955	$3,196	$3,483

	Three Months Ended			Twelve Months Ended
REVENUE MIX BY END MARKET	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Communications	34%	32%	29%	30%	26%
Computer	9%	9%	6%	7%	5%
Consumer	31%	31%	35%	33%	35%
Industrial	26%	28%	30%	30%	34%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$74,005	$59,569	$58,225	$243,590	$213,402
GAAP gross margin	49.1%	49.2%	50.9%	49.9%	50.7%

Stock-based compensation included in cost of revenues	713	602	413	1,963	1,237
Amortization of acquisition-related intangible assets	799	799	955	3,196	3,483

Non-GAAP gross profit	$75,517	$60,970	$59,593	$248,749	$218,122
Non-GAAP gross margin	50.1%	50.3%	52.1%	50.9%	51.9%

	Three Months Ended			Twelve Months Ended
RECONCILIATION OF OPERATING EXPENSES	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
GAAP operating expenses	$46,278	$44,828	$(125,418)	$173,103	$(3,620)

Less: Stock-based compensation expense included in operating expenses
Research and development	2,942	2,976	2,754	10,378	8,423
Sales and marketing	1,740	1,900	1,602	6,290	5,015
General and administrative	3,468	3,880	3,569	12,281	8,672
Total	8,150	8,756	7,925	28,949	22,110

Amortization of acquisition-related intangible assets	216	216	378	919	1,577

Non-GAAP operating expenses	$37,912	$35,856	$(133,721)	$143,235	$(27,307)

	Three Months Ended			Twelve Months Ended
RECONCILIATION OF INCOME FROM OPERATIONS	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
GAAP income from operations	$27,727	$14,741	$183,643	$70,487	$217,022
GAAP operating margin	18.4%	12.2%	160.4%	14.4%	51.6%

Add: Total stock-based compensation	8,863	9,358	8,338	30,912	23,347
Amortization of acquisition-related intangible assets	1,015	1,015	1,333	4,115	5,060

Non-GAAP income from operations	$37,605	$25,114	$193,314	$105,514	$245,429
Non-GAAP operating margin	25.0%	20.7%	168.9%	21.6%	58.3%

	Three Months Ended			Twelve Months Ended
RECONCILIATION OF PROVISION FOR INCOME TAXES	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
GAAP provision for income taxes	$1,079	$798	$27,204	$4,075	$28,946
GAAP effective tax rate	3.8%	5.1%	14.7%	5.4%	13.0%

Tax effect of adjustments to GAAP results	(725)	(971)	(53)	(2,719)	(1,955)

Non-GAAP provision for income taxes	$1,804	$1,769	$27,257	$6,794	$30,901
Non-GAAP effective tax rate	4.7%	6.8%	14.0%	6.2%	12.3%

	Three Months Ended			Twelve Months Ended
RECONCILIATION OF NET INCOME PER SHARE (DILUTED)	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
GAAP net income	$27,278	$14,820	$158,291	$71,176	$193,468

Adjustments to GAAP net income
Stock-based compensation	8,863	9,358	8,338	30,912	23,347
Amortization of acquisition-related intangible assets	1,015	1,015	1,333	4,115	5,060
Tax effect of items excluded from non-GAAP results	(725)	(971)	(53)	(2,719)	(1,955)

Non-GAAP net income	$36,431	$24,222	$167,909	$103,484	$219,920

Average shares outstanding for calculation of non-GAAP net income per share (diluted)	61,176	60,852	60,010	60,845	59,632

Non-GAAP net income per share (diluted)	$0.60	$0.40	$2.80	$1.70	$3.69

GAAP net income per share (diluted)	$0.45	$0.24	$2.64	$1.17	$3.24

POWER INTEGRATIONS, INC.
CALCULATION OF EARNINGS PER SHARE BENEFIT OF SETTLEMENT
(in thousands, except per-share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Gain from litigation settlement	$-	$-	$168,969	$-	$168,969
Tax expense attributed to settlement	-	-	25,543	-	25,543
Litigation settlement net of tax	$-	$-	$143,426	$-	$143,426

Earnings per share benefit of settlement (GAAP and non-GAAP)	$-	$-	$2.39	$-	$2.41

Diluted average shares outstanding	61,176	60,852	60,010	60,845	59,632

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2020	September 30, 2020	December 31, 2019
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$258,874	$232,014	$178,690
Short-term marketable securities	190,318	211,926	232,398
Accounts receivable, net	35,910	29,447	24,274
Inventories	102,878	104,805	90,380
Prepaid expenses and other current assets	13,252	14,755	15,597
Total current assets	601,232	592,947	541,339

PROPERTY AND EQUIPMENT, net	166,188	147,719	116,619
INTANGIBLE ASSETS, net	12,506	13,582	16,865
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	3,339	2,660	2,836
OTHER ASSETS	28,225	27,311	34,388
Total assets	$903,339	$876,068	$803,896

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$34,712	$43,623	$27,433
Accrued payroll and related expenses	14,806	12,892	13,408
Taxes payable	902	379	584
Other accrued liabilities	12,106	9,357	9,051
Total current liabilities	62,526	66,251	50,476

LONG-TERM LIABILITIES:
Income taxes payable	15,588	15,497	14,617
Deferred tax liabilities	75	87	164
Other liabilities	14,739	14,436	14,093
Total liabilities	92,928	96,271	79,350

STOCKHOLDERS' EQUITY:
Common stock	28	28	28
Additional paid-in capital	190,920	181,192	152,117
Accumulated other comprehensive loss	(2,163)	(2,355)	(3,130)
Retained earnings	621,626	600,932	575,531
Total stockholders' equity	810,411	779,797	724,546
Total liabilities and stockholders' equity	$903,339	$876,068	$803,896

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$27,278	$14,820	$158,291	$71,176	$193,468
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	6,672	6,002	4,928	23,743	19,190
Amortization of intangible assets	1,076	1,076	1,373	4,359	5,213
Loss on disposal of property and equipment	214	19	35	525	249
Stock-based compensation expense	8,863	9,358	8,338	30,912	23,347
Amortization of premium (accretion of discount) on marketable securities	180	204	104	705	(192)
Deferred income taxes	(692)	(1,179)	2,741	(592)	4,019
Increase (decrease) in accounts receivable allowances for credit losses	(491)	309	-	(336)	57
Change in operating assets and liabilities:
Accounts receivable	(5,972)	(16,884)	1,545	(11,300)	(13,259)
Inventories	1,927	(842)	(1,670)	(12,498)	(9,523)
Prepaid expenses and other assets	3,020	2,041	902	9,153	(2,132)
Accounts payable	(668)	504	(3,920)	5,697	(6,556)
Taxes payable and other accrued liabilities	4,959	801	9,492	4,095	10,618
Net cash provided by operating activities	46,366	16,229	182,159	125,639	224,499

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(34,860)	(14,116)	(9,789)	(70,598)	(24,114)
Proceeds from sale of property and equipment	320	-	-	651	-
Acquisition of technology licenses	-	-	(675)	-	(1,026)
Purchases of marketable securities	(43,637)	(46,239)	(71,952)	(109,703)	(207,240)
Proceeds from sales and maturities of marketable securities	64,390	28,033	4,150	151,385	70,334
Net cash used in investing activities	(13,787)	(32,322)	(78,266)	(28,265)	(162,046)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	865	3,364	225	10,527	9,908
Repurchase of common stock	-	-	-	(2,636)	(7,302)
Payments of dividends to stockholders	(6,584)	(6,582)	(5,590)	(25,081)	(20,506)
Net cash used in financing activities	(5,719)	(3,218)	(5,365)	(17,190)	(17,900)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	26,860	(19,311)	98,528	80,184	44,553

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	232,014	251,325	80,162	178,690	134,137

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$258,874	$232,014	$178,690	$258,874	$178,690

Contacts

Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com